UNITED STATES

SECURITIES AND EXCHANG E COMMISSION

Washington, DC 20549 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2014

Commission File Number: 000-54706

Calif ornia Gold Corp.
(Exact name of small business issuer as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	83-483725 (IRS Employer Identification No.)

10752 Deerwood Park Blvd., S. Waterview II, Suite 100, Jacksonville, Florida 32256
(Address of principal executive offices)

(904) 586-8673
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Copies to: Harvey Kesner, Esq.
Sichenzia Ross Friedman Ference, LLP
61 Broadway, Suite 3200
New York, NY, 10006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certif ying Accountant.

On May 9, 2014, California Gold Corp. (the "Company") dismissed its auditor, the independent registered accounting firm MaloneBailey, LLP ("Malone") effective immediately. The dismissal was approved by the Board of Directors (the "Board") of the Company.

Malone's reports on the financial statements of the Company for the years ended January 31, 2014 and 2013 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that Malone's report on the Company's Form 10-K for the year ended January 31, 2014 raised substantial doubt about the Company's ability to continue as a going concern.

In connection with the audits of the fiscal years ended January 31, 2014 and 2013 and through May 9, 2014, there were (1) no disagreements with Malone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Malone would have caused Malone to make reference to the subject matter of the disagreement(s) in connection with its reports; and (2) other than the Company's lack of an audit committee and lack of proper segregation of duties in the preparation of its financial statements, which together may possibly be viewed as a material weakness in the Company's internal controls, there were no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Malone with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and has requested that Malone furnish a letter addressed to the SEC stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of such letter, dated May 9, 2014, indicating that Malone is in agreement with such disclosure, is filed as Exhibit 16.1 to this Form 8-K.

On May 9, 2014, the Company engaged the independent registered accounting firm Warren Averett, LLC ("Warren Averett") as the Company's auditor effective immediately. The engagement was approved by the Board. During the fiscal years ended January 31, 2014 and 2013 and through May 9, 2014, the Company did not consult with Warren Averett regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company's financial statements, (3) written or oral advice provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03 Amendments to Articles of Incorporation or B ylaws; Changes in Fiscal Year.

On May 9, 2014, the Board resolved to change the Company's fiscal year end to June 30 from January 31, effective immediately.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

16.1	Letter of MaloneBailey, LLP dated May 9, 2014

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calif ornia Gold Corp.

Date:  May 13, 2014

By:  /s/ Shea Ralph
               Name: Shea Ralph
                                  Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Description

16.1	Letter of MaloneBailey, LLP dated May 9, 2014